April 2024 Unique biology Precision therapeutics Broad impact Exhibit 99.2

| Forward Looking Statements 2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreements with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 study of FHD-286 in combination with decitabine or cytarabine in relapsed and/or refractory AML patients and anticipated timing of release of clinical data, and the planned Phase 1 dose escalation study of FHD-909 with Loxo@Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| First-In-Class Precision Medicines Targeting Major Unmet Needs in Cancer 3 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Major Strategic Collaboration Strategic collaboration with Loxo@Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $234.1 million in cash and equivalents (as of 12/31/2023) Provides runway into H1’26 Value Drivers Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine in H2’24 BRM Selective Inhibitor (FHD-909), partnered with Loxo@Lilly, anticipating IND filing in Q2’24 Advancement of preclinical assets (BRM Selective Degrader, CBP, EP300, ARID1B) towards INDs Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Broad pipeline across a range of targets and modalities

Unique Insights into Chromatin Biology to Prosecute Untapped Area for Novel Targets and Therapeutics

Chromatin Regulatory System Critical for Gene Expression

Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA



Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA

Novel Targets Guided by Genetic Dependencies

Chromatin Remodeling Complex Mutations / Overexpression





Transcription Factor Mutations / Overexpression

Helicases & Other Chromatin Binding Proteins involved in gene expression / function



Tailored Drugging Approaches


ATP
ADP

Enzymatic Inhibitors
Highly selective and allosteric small molecule inhibitors

Targeted Protein Degradation
Molecular glue and bi-functional protein degraders



Transcription Factor Disruptors
Disrupt interactions between chromatin remodeling complexes and transcription factors


Potential druggable sites

4

| Foghorn’s Validated Gene Traffic Control© Platform Enables an Integrated, Scalable, Efficient and Repeatable Paradigm 5 Deep mechanistic understanding of the chromatin regulatory system Biology first, small molecule modality agnostic Targeting Disease Selective Therapeutics What to Drug: Identify disease dependencies with novel targets How to Drug: Small molecules, degrader and delivery platform Biochemistry, biophysics and assays of large complexes and proteins Specialized Approach Where to Drug: Engineer selectivity via unique assays and protein capabilities Transcription Factor Disruptors Enzymatic Inhibitors Targeted Protein Degraders

Broad and Deep Pipeline Across a Range of Targets and Modalities

Modality	Program	Disease	Discovery	Phase 1	Phase 2	Phase 3	Commercial Rights
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	Relapsed/Refractory AML					FOGHORN THERAPEUTICS
	FHD-909 (Selective BRM)	BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal)					LOXO, FOGHORN THERAPEUTICS
Protein Degraders	Selective BRM	BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal)					LOXO, FOGHORN THERAPEUTICS
	Selective CBP	EP300 mutant cancers (e.g., ~5-10% of bladder, gastric, breast, NSCLC, colorectal)					FOGHORN THERAPEUTICS
	Selective EP300	EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., ~9-10% of NSCLC, bladder, melanoma)					FOGHORN THERAPEUTICS
	Selective ARID1B	ARID1A mutant cancers (~5% of all solid tumors)					FOGHORN THERAPEUTICS
Transcription Factor Disruptors	Undisclosed	Undisclosed					FOGHORN THERAPEUTICS
Partnered Program	Undisclosed	Undisclosed					LOXO, FOGHORN THERAPEUTICS
3 Discovery Programs	Undisclosed	Undisclosed					LOXO, FOGHORN THERAPEUTICS

6

FHD-286: Dual BRM/BRG1 Inhibition Targeting BAF Dependency in Cancer FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| Exploring BAF Dependency in Cancer with FHD-286 – Potent, Small Molecule Inhibitor Targeting BRM and BRG1 8 Clinical and pre-clinical data demonstrate broad- based differentiation across AML and multiple solid tumors BAF ATPase: BRG1/BRM FHD-286: • Allosteric modulation inhibiting the activity of both BRM and BRG1 • Oral, daily, potent small molecule inhibitor FHD-286 Differentiation Pre-clinical data support ability to overcome drug resistance (i.e., EGFR NSCLC, enzalutamide- resistant CRPC, PD-1 refractory) Overcoming Drug Resistance Clinical data demonstrate an increase of CD8+ T- cells and a reduction of T-regulatory cells Immune Modulation Current and Potential Future Opportunity Pre-clinical data support ability to address BAF mutated cancers (e.g., BRG1 mutant)Mutations

| First-in-Class Broad-Based Differentiation Agent With Significant Combination Potential in AML 9 Completed Phase I Monotherapy Safety and Efficacy Results Ongoing Phase I Combination Study Efficacy • Differentiation observed in heavily pre-treated patients, regardless of mutational status • Multiple patients with bone marrow and peripheral blast improvements and associated ANC recovery Safety • Adverse event profile consistent with late-line AML population • Most frequent ≥ grade 3 TRAEs: increased blood bilirubin, hypocalcemia, differentiation syndrome (DS), stomatitis, increased ALT • Adjudicated Differentiation Syndrome rate of 15% • Phase I dose escalation study evaluating oral daily dosing of FHD-286 with fixed dose decitabine or cytarabine • Standard 3+3 dose escalation design • Data anticipated in H2’2024

Significant Opportunity for Novel, Effective Therapy in Patients with R/R AML

Initial FHD-286 Opportunity

Most cases of AML are not curable

- More than half of patients will relapse post frontline treatment
- Intensive chemotherapy has been standard of care for four decades with no meaningful improvement

40% of AML cases have no actionable mutations

- No meaningful developments for the broad AML patient population since the approval of Venetoclax
- Recent development has focused predominantly on AML subsets harboring actionable mutations – FLT3, IDH1/2, and MLL**

~17,000 Drug Treatable R/R Patients*

- Post Ven/Aza, treatment options are limited – CRc rates 15-17%
- Mortality remains high for this population, mOS ~3mo
- Patients with actionable mutations who relapse post targeted therapy have high unmet need

FHD-286 could provide a meaningful opportunity to improve outcomes in the R/R setting. We believe there is an additional opportunity in the newly diagnosed setting.

*Source: Decision Resources Group 2025 Forecast; **Menin inhibitors not yet approved; R/R: relapsed/refractory; CRc: composite complete response

10

Study Design for FHD-286 Phase 1 Multicenter Dose-Escalation in Combination with Decitabine in AML

Target Indication:

- R/R AML

Treatment Plan & Dose Escalation:

- 3+3 escalation design
- Oral FHD-286, QD, 28-day cycles
- Standard decitabine dose schedule



Subjects on a triazole antifungal agent classified as a strong CYP3A4 inhibitor
FHD-286: 1.5 mg QD + Decitabine
FHD-286: 2.5 mg QD + Decitabine
FHD-286: 5 mg QD + Decitabine
FHD-286: 7.5 mg QD + Decitabine
Potential additional escalations
Subjects NOT on a triazole antifungal agent classified as a strong CYP3A4 inhibitor
FHD-286: 2.5 mg QD + Decitabine
FHD-286: 5 mg QD + Decitabine
FHD-286: 7.5 mg QD + Decitabine
Potential additional escalations
Parallel Dose Escalations
Potential Next Steps:
FHD-286 + Decitabine Expansion
FHD-286 + Other Agent Escalation

Key Objectives	
Primary	• Safety/Tolerability • Maximum Tolerated Dose (MTD) and/or Recommended Phase 2 Dose (RP2D) determinations
Secondary	• Preliminary clinical activity • PK parameters of FHD-286 in combination with Decitabine in subjects on/off triazole antifungal agents classified as strong CYP3A4 inhibitors
Exploratory	• PD effects of FHD-286 in combination with Decitabine • MRD

11

| FHD-286 Demonstrated Differentiation Across a Broad Range of Genetic Backgrounds 12 Dose Level Mutations Cytogenetics Risk Starting CD11b% Max CD11b% CD11b+ Fold Change Starting CD34% Min CD34% CD34+ % Decrease 10mg N/A Adverse 7 62 9.2x 94 27 (71%) 7.5mg CBFB (locus at 16q22) 2 94 59.4x 70 2 (97%) 7.5mg KMT2A rearrangement Adverse 3 58 21.4x 85 9 (90%) 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK Adverse 5 73 15x 95 18 (81%) 7.5mg N/A Adverse 8 52 6.3x 94 33 (65%) 7.5mg ASXL1, TP53, U2AF1 Adverse 19 63 3.3x 92 51 (45%) 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 3 74 29x 94 19 (80%) 5mg RUNX1, NRAS, ASLX1 Adverse 4 97 22.8x 98 7 (93%) 5mg N/A Adverse 6 79 13x 93 11 (88%) 5mg TET2, WT1 GATA2 PLCG2 ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 3 24 8.1x 86 62 (27%) 5mg N/A Adverse 4 28 6.5x 93 66 (29%) 5mg DNMT3a, TET2 21 88 4.1x 30 4 (88%) 2.5mg NRAS, WT1 Adverse 3 13 4.8x 93 89 (4%) CD11b (marker of differentiation) increases CD34 (leukemic stem cell marker) decreases

Clear Signs of Differentiation in Heavily Pre-Treated, Secondary AML Patient with Abnormal Karyotype

Patient Background:
- 47-year-old male, secondary AML
- Abnormal karyotype: Del (7Q), Inv (3), Der (7;12), -8, ADD(1)

Prior AML Treatment:
- Progressive disease: 4 lines prior treatment and 2 bone marrow transplants

Prior non-AML treatment:
- MDS with inv(3) and der(7;12) and ASXL1 mut. Received AZA x 4.

Initiation of FHD-286 at 10 MG Dose:
- Bone marrow blast from 40% to 6% with clear evidence of differentiation with persistence of cytogenetics abnormalities. ANC recovery.

Bone Marrow Blast Reduction from 40% to 6%



Bone Marrow Aspirate: Clear Evidence of Differentiation



13

| Absolute Neutrophil Count (ANC) Peripheral Blast Count Meaningful Clinical Benefit in Heavily Pre-Treated Patient 14 100% 0% 50% 10 5 10/13/21 10/24/21 11/4/21 11/14/21 11/25/21 12/6/21 0 Initiation of FHD 286 1st SCT 2nd SCT Patient Background: • 25-year-old male, treatment-related AML • KMT2A rearrangement Prior AML Treatment: • Progressive disease with CNS Leukemia: 7 lines prior treatment and 2 bone marrow transplants Prior non-AML treatment: • Ewing’s sarcoma: Treated with Chemo/RT/Surgery (VCR, doxo, cyclophos, ifos, etoposide) Initiation of FHD-286 at 10 MG Dose: • Drop in peripheral blast, 97% to 5% • Bone marrow reduction from 89% to 48%, with ANC recovery 5/23/19 11/22/19 5/22/20 5/23/2111/21/20 11/22/21 Initiation of FHD 286

Pre-Clinical Data Demonstrate Significant Combination Potential with Multiple Agents in AML

FHD-286 + decitabine
(MLL-AFP + FLT3 TKD Luc/GFP PDX)



6 weeks Rx
% Survival
100
75
50
25
0
0
20
40
60
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=7)
1 mg/kg decitabine (n=7)
FHD-286 + decitabine (n=8)
***
*
*

FHD-286 + cytarabine
(MV4, 11 FLT3 ITD CDX)



3 weeks Rx
% Survival
100
75
50
25
0
0
50
100
150
Days, post-inoculation
Vehicle (n = 8)
1.5 mg/kg FHD-286 (n = 8)
30 mg/kg Cytarabine (n = 8)
FHD-286 + cytarabine (n = 8)
**
****

FHD-286 + menin inhibitor
(mtNPM1 + FLT3 ITD Luc/GFP AML PDX)



8 weeks Rx
% Survival
100
75
50
25
0
0
50
100
150
200
250
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=8)
50 mg/kg B.I.D. SNDX-5613 (n=8)
FHD-286 + SNDX-5613 (n=8)
****
****
****
****

SNDX-5613: Menin inhibitor

FHD-286 + BET inhibitor
(mtNPM1 + FLT3 ITD Luc/GFP AML PDX)



8 weeks Rx
% Survival
100
75
50
25
0
0
25
50
75
100
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=8)
30 mg/kg OTX015 (n=7)
FHD-286 + OTX015 (n=7)
****
****
****
****

15

Selective BRM Modulators For BRG1 Mutated Cancers FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

BRM Selective Inhibitor FHD-909 IND Targeted in Q2'24, BRM Selective Degrader Continues Late-Stage Pre-Clinical Development

	BRM Selective Inhibitor (FHD-909)	BRM Selective Degrader
Biology	Exploit the synthetic lethal relationship between BRM (SMARCA2) and mutated BRG1 (SMARCA4)	
Stage	IND submission planned in Q2'24	Advancing in parallel through late pre-clinical development
Opportunity	BRG1 mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors	
Loxo@Lilly Partnership	50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties	

17

| BRM Selective Inhibition is a Promising Strategy to Exploit the Synthetic Lethal Relationship Between BRM and Mutated BRG1 18 No BRG1 Mutations BRG1 Mutation BRG1 Mutation and BRMi Cell Survival Cell Death Healthy Cells Cancer Cells BRG1 BRM BAF Complex BRM BAF Complex Mutant BRG1 BAF Complex BRMiBRG1 Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors)

| BRG1 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 19 BRG1 mutated across a broad range of tumors Accounts for ~5% of all tumors AACR GENIE via cBioPortal

| BRG1 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations2Overall Survival for SMARCA4wt vs SMARCA4mut1 Patients with NSCLC Harboring BRG1 Mutations Have Significantly Worse Clinical Outcomes and Define a High Unmet Need Patient Population 20 BRG1 10% KRAS 29% EGFR 26% ALK 7% RET 4% MET 7% 1. Alessi JV, et al., 2021; 2. TCGA via cBioPortal

FHD-909 Demonstrates Approximately 30-fold Selectivity Across 17 BRG1 (SMARCA4) Mutant and Wild-Type Cell Lines



1
0.1
0.01
0.001
0.0001
Absolute IC50 (µM)
Selectivity = 33x
BRG1 WT
BRG1 MUT
BRG1 (WT)
NCI-H2122
CALU6
NCI-H2172
NCI-H441
NCI-H2170
NCI-H460
NCI-H1703
NCI-H358
NCI-H2009
BRG1 (MUT)
NCI-H1944
NCI-H1299
A549
RERFLCAI
NCI-H1693
NCI-H1568
NCI-H2023
NCI-H838

	Median IC_{50} (µM)
BRG1 WT	0.0932
BRG1 MUT	0.0028

Spread in potency for wild type versus mutant cell lines indicates

33-fold selectivity

21

| FHD-909 Monotherapy Demonstrated In Vivo Activity in H2126 BRG1 Mutant NSCLC Model; Well Tolerated 22 H2126 Efficacy H2126 Body Weight Genetic Background: BRG1 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 100 150 200 250 300 350 Days of Dosing (Dose Start Day1) Tu m or v ol um e (m m 3 ) Vehicle Control FHD-909, 20mg/kg, PO, BID FHD-909, 40mg/kg, PO, BID FHD-909, 60mg/kg, PO, BID 0 7 14 21 28 80 90 100 110 120 Days of Dosing (Dose Start Day1) B od y W ei gh t ( % o f S ta rt in g W ei gh t)

| RERF-LC-AI Model FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across BRG1 Mutant NSCLC Models; Well Tolerated 23 A549 Model NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control FHD-909 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO 0 7 14 21 28 0 250 500 750 1000 1250 1500 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control 20mg/kg LY4050784, PO, BID 40mg/kg LY4050784, PO, BID BRG1 Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C BRG1 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* Genetic Background Genetic Background

| FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across BRG1 Mutant NSCLC Models; Well Tolerated 24 H1793 Model • FHD 909 profiled across range of BRG1 mut xenograft models • Results ranging from impressive TGI to regression as monotherapy • All doses across models were well tolerated NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Tu m or V ol um e (m m 3 ) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO BRG1 E514*, TP53 R209* R273H, ARID1A C884*Genetic Background:

| BRM Selective Degrader Achieves Complete BRM Degradation and Cell Growth Inhibition 25 Degraders Cause Time- and Dose-Dependent BRM Degradation Antiproliferative Effects in A549 Mutant NSCLC Model A549 Ten-Day Proliferation AssayBRM/BRG1 HIBIT Data BRM BRG1 % D eg ra da tio n Concentration (uM) 0.01 0.1 1 10 100 -50 0 50 100 150 FHT-BRMd Concentration (uM) % In hi bi tio n % Inhibition of Cell Growth 0 25 50 75 100 1E-3 0.01 0.1 1 10 Data as of Q4 2021

Selective CBP Protein Degrader For EP300 Mutated Cancers

| Summary: Selective CBP Protein Degrader for EP300 Mutated Cancers 27* Per year incidence in the U.S., EU5, Japan Target / Approach • CREB binding protein (CBP) • Targeted protein degrader Initial Indication • EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers) Mutation / Aberration • EP300 mutated cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 10% 10% 8% 7% 6% 6% 5% 5% 3% 0% 5% 10% 15% Melanoma NSCLC Bladder Cancer Endometrial Gastric Breast Pancreatic Cancer Colorectal Cancer Commercial Opportunity SCCHN % of Patients with EP300 Mutation

Selective CBP Protein Degrader Result in Significant Tumor Growth Inhibition in Colorectal and Bladder EP300 Null Models

Colorectal
RKO (EP300 Null) Model


Vehicle Control
FHT-CBPd - 8, 50mg/kg (BID)
FHT-CBPd - 8, 20mg/kg, (BID)
Tumor Volume (mm³ ± SEM)
2,500
2,000
1,500
1,000
500
0
5
10
15
20
25
30
Days After Tumor Inoculation
Body Weight Change (%)
20
10
0
-10
-20
5
10
15
20
25
30
Days After Tumor Inoculation

Bladder
639V (EP300 Null) Model


Vehicle (BID)
FHT-CBPd - 9, 3 mg/kg (BID)
FHT-CBPd - 9, 10 mg/kg (QD)
Tumor Volume (mm³ ± SEM)
3,000
2,500
2,000
1,500
1,000
500
0
30
40
50
Days after Tumor Inoculation
Body Weight Change (%)
20
10
0
-10
-20
30
40
50
Days after Tumor Inoculation

28

Selective CBP Protein Degrader Result in Tumor Regression in Gastric EP300 Null Models



Gastric
AGS (EP300 Null) Model
Tumor Volume (mm³ + SEM)
1,500
1,000
500
0
20
30
40
50
60
Days After Tumor Inoculation
Vehicle (BID)
FHT-CBPd - 9, 10mg/kg (QD)
FHT-CBPd - 9, 3mg/kg (QD)
FHT-CBPd - 9, 1mg/kg (QD)
FHT-CBPd - 9, 0.3mg/kg (QD)
FHT-CBPd - 9, 0.1mg/kg (QD)
Body weight Change (%)
20
10
0
-10
-20
20
30
40
50
60
Days after Tumor Inoculation

29

| Bone Marrow Staining (In Vivo)Platelet Counts Post Two Weeks of Dosing (In Vivo) Selective CBP Degradation Does Not Show Thrombocytopenia and Spares Megakaryocytes In Vivo 30 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Pl at el et s (X 10 3 c el ls /u L) Vehicle FHT-CBPd, 10mg/kg, sc, QD Dual BD inhibitor, 30mg/kg, p.o, BID FHT-CBPd Dual CBP/EP300 Inhibitor Vehicle Dual CBP / EP300 InhibitorControl Rat Control dCBP-9 10mg/kg QD Mouse Hypocellularity Megakaryocyte Sparing

Long-Acting Injectable Formulations of CBP Degrader Could Enable Once Every 2 Weeks, or Less Frequent, Dosing

dCBP-9 PK/PD (60mg/kg, sc)



CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

dCBP-9 PK/PD (150mg/kg, sc)



CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

dCBP-59 PK/PD (150mg/kg, im)



CBP Levels / %Vehicle
Plasma PK (ng/mL)
Hour Post Dose
Plasma PK (ng/ml)
CBP Levels - PD

31

Selective EP300 Protein Degrader For CBP Mutated and EP300 Dependent Cancers

| Summary: Selective EP300 Protein Degrader for CBP Mutant & EP300 Dependent Cancers 33 * Per year incidence in the U.S., EU5, Japan Target / Approach • E1A binding protein p300 (EP300) • Targeted protein degrader Initial Indications • AR+ Prostate • DLBCL • Bladder, melanoma, others Mutation / Aberration • EP300 dependent cancers • CBP mutant cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 Commercial Opportunity EP300 Dependent Cancers • Solid Tumors • AR+ mCRPC • HR+ breast • Hematologic malignancies • DLBCL • Multiple Myeloma CBP Mutant Cancers 10% 10% 9% 8% 8% 8% 6% 0% 5% 10% 15% Melanoma Bladder NSCLC Endometrial Colorectal Gastric Breast % of Patients with CBP Mutation

EP300 Degradation Results in Significant Tumor Growth Inhibition in AR+ VCAP Prostate and KARPAS422 DLBCL Models

Prostate

AR+ VCAP Model



Vehicle Control
Enzalutamide, 30mg/kg, QD
FHT-EP300d, 50mg/kg, BID
Tumor Volume (mm³ ± SEM)
2,000
1,500
1,000
500
0
5
10
15
20
25
30
35
40
45
50
Days After Tumor Inoculation
Body Weight Change (%)
20
15
10
5
0
-5
-10
-15
-20
10
20
30
40
50
Days After Tumor Inoculation

DLBCL

KARPAS422 (CBP Null) Model



Vehicle Control
FHT-EP300d, 10mg/kg, (BID)
FHT-EP300d, 20mg/kg, (BID)
FHT-EP300d, 50mg/kg (BID)
Tumor Volume (mm³ ± SEM)
2,000
1,500
1,000
500
0
5
10
15
20
25
30
35
40
45
Days After Tumor Inoculation
Body Weight Change (%)
20
10
0
-10
-20
5
10
15
20
25
30
35
40
45
Days After Tumor Inoculation

34

| Selective EP300 Degradation Does Not Show Thrombocytopenia In Vivo 35 Platelet Counts Post Two Weeks of Dosing (In-Vivo) PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Pl at el et s (X 10 3 c el ls /u L) Vehicle FHT-EP300d, 50mg/kg, sc, BID Dual BD inhibitor, 30mg/kg, p.o, BID FHT-EP300d Dual CBP/EP300 Inhibitor Vehicle

Selective ARID1B Protein Degrader For ARID1A Mutated Cancers

| ARID1B is a Major Synthetic Lethal Target Implicated in Up To 5% of All Solid Tumors 37* Per year incidence in the U.S., EU5, Japan Target / Approach • ARID1B • Targeted protein degrader Initial Indication • ARID1A mutated cancers Mutation / Aberration • ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers) Stage • Pre-clinical New Patients Impacted / Year* • > 175,000 ARID1A ARID1B ~5% of all solid tumors harbor ARID1A mutations Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Commercial Opportunity % of Patients with ARID1A Mutation

Targeting ARID1B for ARID1A Mutated Cancers is Enabled by Foghorn's Unique Biology and Discovery Capabilities

Gene Traffic Control Platform

- Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale
- Enables proprietary screens against ARID1B

Protein Degrader Capabilities

- Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders

Program Status

- Validated selective chemical binders of ARID1B
- In process of expanding binders into novel selective protein degraders
- Assessing outcomes of ARID1B degradation and impact on BAF complex formation



Highly purified ARID1B / BAF complex

ARID1B



38

Transcription Factors A Novel Approach FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| Foghorn’s Novel Approach to Drugging Transcription Factors Enabled by Its Protein Production and Discovery Capabilities 40 • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities • Druggable binding pockets • Druggable affinities Transcription Factors are Compelling Drug Targets… …But Historically Difficult to Target… Foghorn Has a New Approach Focusing on Interaction with BAF HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS

| Transcription Factors Bind to BAF Directly with High Degree of Specificity; Unique Insights into Where and How Transcription Factors Bind 41 Mass spec. foot-printing Pull-down assays Foghorn’s collection of BAF sub-complexes and domains Biophysical Biochemical Structural AUC / SPR / ITC TR-FRET / FP Crystal / NMR SPI1 Mapping the TF-BAF Interaction Validating the TF-BAF Interaction SPI1 TF B TF C TF D

| Broad and Deep Pipeline Across a Range of Targets and Modalities 42 Modality Program Discovery Phase 1 Phase 2 Phase 3 Enzyme Inhibitors Transcription Factor Disruptors Undisclosed Protein Degraders Commercial Rights FHD-286 (BRG1/BRM) FHD-909 (Selective BRM) 3 Discovery Programs Undisclosed Partnered Program Undisclosed Disease BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal) Relapsed/Refractory AML Selective BRM BRG1 mutant cancers (e.g., ~8-10% of NSCLC, bladder, endometrial, colorectal) Selective ARID1B ARID1A mutant cancers (~5% of all solid tumors) Selective CBP EP300 mutant cancers (e.g., ~5-10% of bladder, gastric, breast, NSCLC, colorectal) Selective EP300 EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., ~9-10% of NSCLC, bladder, melanoma) Undisclosed Undisclosed Undisclosed

| First-In-Class Precision Medicines Targeting Major Unmet Needs in Cancer 43 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Major Strategic Collaboration Strategic collaboration with Loxo@Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $234.1 million in cash and equivalents (as of 12/31/2023) Provides runway into H1’26 Value Drivers Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine in H2’24 BRM Selective Inhibitor (FHD-909), partnered with Loxo@Lilly, anticipating IND filing in Q2’24 Advancement of preclinical assets (BRM Selective Degrader, CBP, EP300, ARID1B) towards INDs Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Broad pipeline across a range of targets and modalities